UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2023

Compass Minerals International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31921	36-3972986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9900 West 109th Street

Suite 100

Overland Park, KS 66210

(Address of principal executive offices)

(913) 344-9200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	CMP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 5, 2023 (the “2023 Amendment and Restatement Effective Date”), Compass Minerals International, Inc., a Delaware corporation (the “Company”), Compass Minerals Canada Corp., a corporation continued and amalgamated under the laws of the province of Nova Scotia, Canada (the “Canadian Borrower”), and Compass Minerals UK Limited, a company incorporated under the laws of England and Wales (the “UK Borrower,” and together with the Company and the Canadian Borrower, the “Borrowers”), closed on the Amendment and Restatement Agreement (the “2023 A&R Agreement”) to the Credit Agreement, dated as of April 20, 2016, as amended and restated as of November 26, 2019, as amended as of June 29, 2021, as of June 13, 2022, and as of November 16, 2022 (as amended through the date hereof, the “Existing Credit Agreement”, and as subsequently amended and restated by the 2023 A&R Agreement, the “Amended and Restated Credit Agreement”) between the Borrowers, JPMorgan Chase Bank, N.A., as administrative agent, and the several banks and other financial institutions or entities as lender parties thereto.

The 2023 A&R Agreement, among other things, amends and restates the Existing Credit Agreement to (i) increase the Revolving Commitments (as defined in the Existing Credit Agreement) from $300,000,000 to $375,000,000 and extend the maturity date of the Revolving Commitments to May 5, 2028, (ii) refinance the Term Loans (as defined in the Existing Credit Agreement) with a new tranche of term loans in an aggregate principal amount equal to $200,000,000 having a maturity date of May 5, 2028, and (iii) amend certain other terms of the Existing Credit Agreement, including, but not limited to, (a) expressly permit “run rate” cost savings in “Consolidated Adjusted EBITDA” (as defined in the Existing Credit Agreement), (b) add a new Leverage Level determined by reference to a Consolidated Total Leverage Ratio that is greater than 4.00 to 1.00 for purposes of calculating the Applicable Margin and Commitment Fee Rate, (c) increase the cap that allows cash netting for purposes of calculating the relevant Consolidated Total Net Debt from $50,000,000 to $75,000,000 and (d) revise select covenants in the Existing Credit Agreement to, among other things, effectuate the Lithium Transactions (as defined below).

The Amended and Restated Credit Agreement will permit, on the terms and conditions set forth therein, the entry into, and consummation of, lithium development joint ventures, projects or similar arrangements by any Lithium Subsidiary (as defined below), and any related funding transactions in connection therewith (collectively, the “Lithium Transactions”). A “Lithium Subsidiary” shall mean (a) Compass Minerals Lithium Corp of America Inc., a Delaware corporation, or any successor thereto and (b) (x) any newly-formed domestic subsidiary that is a wholly-owned Subsidiary of the Company (each of which will become a Subsidiary Guarantor (as defined in the Existing Credit Agreement)) and/or (y) any newly-formed domestic subsidiary that is not a wholly-owned subsidiary of the Company (each of which may, but shall not be required to, become, at the option of the Company, a Subsidiary Guarantor), in each case formed in order to effectuate the Lithium Transactions.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the 2023 A&R Agreement, which is filed as exhibit 10.1 hereto and incorporated herein by reference. Capitalized terms used but not defined herein have the meanings ascribed to them in the A&R Agreement or the Amended and Restated Credit Agreement, as applicable.

Item 7.01	Regulation FD Disclosure.

On April 25, 2023, the Company, issued a notice of conditional redemption (the “Notice of Redemption”) with respect to its 4.875% Senior Notes due 2024 (the “Notes”) pursuant to the Indenture, dated as of June 23, 2014, between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Indenture”). Pursuant to the Notice of Redemption, the Company gave holders of the Notes notice that it will redeem all of the outstanding principal amount of the Notes on May 10, 2023 (the “Redemption Date”) at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed on the Redemption Date (not including any portion of payments of interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis at a rate equal to the sum of the Treasury Rate (as defined in the Indenture) plus 0.50%, plus, in each case, accrued and unpaid interest thereon to, but excluding, the Redemption Date. The conditions to the redemption have been satisfied, and the Notes will be redeemed and cancelled on May 10, 2023.

This Current Report on Form 8-K does not constitute a notice of redemption with respect to the Notes. The Company called the Notes for redemption only by, and pursuant to the terms of, the Notice of Redemption.

The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events

The Company has entered into a supplemental indenture with U.S Bank Trust Company, National Association, as trustee, to the Indenture to add Compass Minerals Lithium Corp of America Inc. as a guarantor, in accordance with the terms set forth in the Indenture.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Amendment and Restatement Agreement to the Credit Agreement, dated as of May 5, 2023, by and among Compass Minerals International, Inc., Compass Minerals Canada Corp., Compass Minerals UK Limited, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: May 5, 2023	By:	/s/ Lorin Crenshaw
	Name:	Lorin Crenshaw
	Title:	Chief Financial Officer